Exhibit 99.2

FINANCIAL SUPPLEMENT TO FIRST QUARTER 2009 EARNINGS RELEASE

Summary

Quarterly earnings of $0.04 per diluted share; driven by continued elevated provision, lower net interest income, partially offset by improved expense control

•

Significant first quarter drivers include: $425 million loan loss provision ($35 million above net charge-offs); $116 million decrease in taxable-equivalent net interest income due to asset sensitive balance sheet and prime/LIBOR normalization; $215 million decrease in non-interest expenses, primarily the result of reduced personnel cost, other operating efficiencies and lower MSR impairment charges

•	First quarter results were not impacted by the recently announced fair market value accounting rule changes

Customer deposits continue their momentum into 2009; Record customer satisfaction

•	Average customer deposits grew 4% in the first quarter reflecting strong checking and money market growth

•	Non-interest bearing deposits continue to rise, growing 6% linked quarter

•	Opened a record 243,000 of new retail and business checking accounts in the first quarter

•	Ratio of checking accounts opened to those closed increased 26% compared with the first quarter of 2008

•

Customer satisfaction scores reached an all-time high, well into the top quartile for retail banks, reflecting continued success in meeting the needs of customers and delivering high customer service levels

Net charge-offs of 1.64% decline versus sales-impacted fourth quarter ; Allowance for credit losses increased to 2.02% of loans; Allowance coverage ratio (ALL/NPL) at 1.13x non-performing loans

•

Net charge-offs declined $406 million, to 1.64% of loans in the first quarter, compared to $796 million in the fourth quarter, as previous quarter charge-offs reflected substantial marks taken on loan sales or transfers to loans held for sale

•	Recorded $4 million net gain related to sales and recoveries of non-performing loans, validating carrying value of non-performing loans in held for sale

•	Home equity net charge-offs increase attributable to continued housing price weakness, primarily in Florida second lien portfolio

•	Allowance for credit losses increased $35 million in first quarter to 2.02% of loans as compared to 1.95% in the fourth quarter

•

Non-performing assets, excluding held for sale, increased $640 million in the first quarter, to 2.02% of loans and foreclosed properties, driven by commercial real estate and construction loan portfolios

Continued disposition of problem assets and de-risking of the balance sheet

•	Residential homebuilder exposure continues to decline as a result of intense focus on property dispositions as well as paydowns

•	Homebuilder balances totaled $4.1 billion at quarter-end, down $254 million compared to fourth quarter and down $3.1 billion or 42% since the beginning of 2008

•	Condominium exposure down to $850 million, declining $96 million in the first quarter and $1.4 billion or 62% since the end of 2006

•

Florida second lien home equity losses, affected by high unemployment and further property devaluations, rise to 5.99% in the first quarter as compared to 4.37% in the fourth quarter; Company continues its proactive efforts in contacting and helping customers; Over the past year, reached out to over 185,000 residential first mortgage and home equity customers

Net interest margin impacted by short-term interest rates

•	First quarter taxable-equivalent net interest income declines to $817 million

•	Net interest margin declined 32 basis points to 2.64%; asset sensitive balance sheet impacted by decline in Prime and LIBOR rates

•	Recent gains in non-interest bearing deposit balances as well as the benefits of improving spreads on newly originated and renewed loans should help offset the near-term challenges

Non-interest income impacted by weakness in the economy; non-interest expenses reflect efficiency gains

•

Non-interest income impacted by a $323 million increase related to the Company's unwinding of SILO lease transactions; However, minimal bottom line impact as transactions were offset by $315 million in tax expense

•	Historically low mortgage rates lead to a record $2.8 billion first quarter origination volume; Mortgage income rose to $73 million in the first quarter, more than double the prior quarter level

•

As part of the Company's asset/liability strategy, sold $656 million of securities at a $53 million gain, $0.05 per diluted share, and reinvested the proceeds in U.S. Government Agency mortgage-backed securities classified as available for sale

•

Brokerage income totaled $217 million, declined 10% compared to fourth quarter, primarily reflecting general economic pressure and lower asset valuations. However, Morgan Keegan added 60 financial advisors during the quarter, contributing to a net increase of over $1 billion of new assets under management, which should benefit future quarters.

•	Service charges income reflect weakening economy with lower transaction volumes and overall activity

•

Non-interest expense, excluding the fourth quarter goodwill and MSR impairment charges, declined 10%, reflecting improving efficiency. Salaries and benefits expense declined $23 million or 4% versus prior quarter; Professional fees expense improved by $21 million or 29% on a linked quarter basis.

Tangible and Regulatory capital ratios remain strong; solid liquidity positioning

•	Tier 1 ratio improved to an estimated 10.37% at March 31, 2009, $5 billion above "well capitalized" threshold

•

Tangible common equity (TCE) ratio of 5.41% at March 31, 2009, an 18 basis point increase compared to fourth quarter, primarily due to reducing the excess liquidity on the balance sheet. TCE ratio compares favorably to peer group.

•	Stable and diverse funding sources; customer deposits fund 66% of total assets and 98% of total loans

•	Combined available liquidity from the Federal Reserve, FHLB, unpledged securities and unused lines exceeds $42 billion

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

	Quarter Ended
($ amounts in millions)	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Assets:
Cash and due from banks	$2,429	$2,643	$2,986	$3,161	$3,061
Interest-bearing deposits in other banks	2,288	7,540	30	46	48
Federal funds sold and securities purchased under agreements to resell	418	790	542	949	852
Trading account assets	1,348	1,050	1,268	1,483	1,519
Securities available for sale	20,970	18,850	17,633	17,725	17,766
Securities held to maturity	45	47	50	48	50
Loans held for sale	1,956	1,282	1,054	677	757
Loans, net of unearned income	95,686	97,419	98,712	98,267	96,385
Allowance for loan losses	(1,861)	(1,826)	(1,472)	(1,472)	(1,376)

Net loans	93,825	95,593	97,240	96,795	95,009
Other interest-earning assets	849	897	587	534	617
Premises and equipment, net	2,808	2,786	2,730	2,726	2,666
Interest receivable	426	458	512	510	549
Goodwill	5,551	5,548	11,529	11,515	11,510
Mortgage servicing rights (MSRs)	161	161	263	271	269
Other identifiable intangible assets	603	638	675	709	746
Other assets	8,303	7,965	7,193	7,287	8,830

Total Assets	$141,980	$146,248	$144,292	$144,436	$144,249

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$19,988	$18,457	$18,045	$18,334	$18,182
Interest-bearing	73,548	72,447	71,176	71,570	71,005

Total deposits	93,536	90,904	89,221	89,904	89,187
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	2,828	3,143	10,427	8,664	8,451
Other short-term borrowings	6,525	12,679	7,115	8,926	8,717

Total short-term borrowings	9,353	15,822	17,542	17,590	17,168
Long-term borrowings	18,762	19,231	14,168	13,319	12,357

Total borrowed funds	28,115	35,053	31,710	30,909	29,525
Other liabilities	3,512	3,478	3,656	3,915	5,515

Total Liabilities	125,163	129,435	124,587	124,728	124,227
Stockholders’ equity:
Preferred stock	3,316	3,307	—	—	—
Common stock	7	7	7	7	7
Additional paid-in capital	16,828	16,815	16,607	16,588	16,560
Retained earnings (deficit)	(1,913)	(1,869)	4,445	4,437	4,495
Treasury stock	(1,415)	(1,425)	(1,424)	(1,371)	(1,371)
Accumulated other comprehensive income (loss)	(6)	(22)	70	47	331

Total Stockholders’ Equity	16,817	16,813	19,705	19,708	20,022

Total Liabilities and Stockholders’ Equity	$141,980	$146,248	$144,292	$144,436	$144,249

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Operations (1)

(Unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Interest income on:
Loans, including fees	$1,098	$1,328	$1,318	$1,375	$1,529
Securities:
Taxable	239	212	208	208	200
Tax-exempt	7	9	11	10	10

Total securities	246	221	219	218	210
Loans held for sale	16	8	9	9	9
Federal funds sold and securities purchased under agreements to resell	1	2	5	4	7
Trading account assets	12	11	13	18	21
Other interest-earning assets	6	11	5	6	7

Total interest income	1,379	1,581	1,569	1,630	1,783

Interest expense on:
Deposits	366	408	391	422	503
Short-term borrowings	20	69	102	85	113
Long-term borrowings	184	180	154	144	149

Total interest expense	570	657	647	651	765

Net interest income	809	924	922	979	1,018

Provision for loan losses	425	1,150	417	309	181

Net interest income (loss) after provision for loan losses	384	(226)	505	670	837

Non-interest income:
Service charges on deposit accounts	269	288	294	294	272
Brokerage, investment banking and capital markets	217	241	241	272	273
Mortgage income	73	34	33	25	46
Trust department income	46	52	66	59	57
Securities gains, net	53	—	—	1	91
SILO termination gains	323	—	—	—	—
Other	85	87	85	93	169

Total non-interest income	1,066	702	719	744	908

Non-interest expense:
Salaries and employee benefits	539	562	552	599	643
Net occupancy expense	107	114	110	111	107
Furniture and equipment expense	76	79	88	87	80
Impairment (recapture) of MSR’s	—	99	11	(67)	42
Goodwill impairment	—	6,000	—	—	—
Other	336	419	367	411	378

Total non-interest expense (2)	1,058	7,273	1,128	1,141	1,250

Income (loss) before income taxes from continuing operations	392	(6,797)	96	273	495
Income tax expense (benefit)	315	(579)	6	67	158

Income (loss) from continuing operations	77	(6,218)	90	206	337
Discontinued operations:
Loss from discontinued operations before income taxes	—	—	(18)	—	—
Income tax benefit	—	—	(7)	—	—

Loss from discontinued operations, net of tax	—	—	(11)	—	—

Net income (loss)	$77	$(6,218)	$79	$206	$337

Income (loss) from continuing operations available to common shareholders	$26	$(6,244)	$90	$206	$337

Net income (loss) available to common shareholders	$26	$(6,244)	$79	$206	$337

Weighted-average shares outstanding—during quarter:
Basic	693	693	696	696	695
Diluted	694	693	696	696	696
Actual shares outstanding—end of quarter	695	691	692	695	695
Earnings (loss) per common share from continuing operations (3):
Basic	$0.04	$(9.01)	$0.13	$0.30	$0.48
Diluted	$0.04	$(9.01)	$0.13	$0.30	$0.48
Earnings (loss) per common share (3):
Basic	$0.04	$(9.01)	$0.11	$0.30	$0.48
Diluted	$0.04	$(9.01)	$0.11	$0.30	$0.48
Cash dividends declared per common share	$0.10	$0.10	$0.10	$0.38	$0.38
Taxable-equivalent net interest income from continuing operations	$817	$933	$931	$990	$1,026

(1)	Certain amounts in the prior periods have been classified to reflect current period presentation
(2)	Merger-related charges total $25 million in 3Q08, $100 million in 2Q08 and $76 million in 1Q08.

See page 21 for additional detail.

(3)	Includes preferred stock expense

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis (1)

	Quarter Ended
	3/31/09			12/31/08			9/30/08			6/30/08			3/31/08
($ amounts in millions; yields on taxable- equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$545	$1	0.80%	$608	$2	1.37%	$1,000	$5	1.96%	$883	$4	2.05%	$981	$7	2.92%
Trading account assets	1,234	13	4.21%	1,334	12	3.50%	1,348	14	4.06%	1,400	19	5.53%	1,813	21	4.66%
Securities:
Taxable	19,160	239	5.06%	17,081	212	4.92%	16,962	208	4.88%	16,978	208	4.93%	16,565	200	4.86%
Tax-exempt	687	11	6.34%	800	14	7.15%	767	16	8.61%	720	15	8.51%	728	15	8.21%
Loans held for sale	1,819	15	3.45%	823	8	4.17%	563	9	6.02%	650	9	5.94%	621	9	5.83%
Loans, net of unearned income (2)	96,648	1,102	4.62%	99,134	1,331	5.34%	98,333	1,321	5.34%	97,194	1,380	5.70%	95,719	1,532	6.44%
Other interest-earning assets	5,599	6	0.40%	5,604	11	0.78%	582	5	3.37%	636	6	3.61%	643	7	4.63%

Total interest-earning assets	125,692	$1,387	4.47%	125,384	$1,590	5.05%	119,555	$1,578	5.25%	118,461	$1,641	5.57%	117,070	$1,791	6.16%
Allowance for loan losses	(1,868)			(1,456)			(1,491)			(1,371)			(1,333)
Cash and due from banks	2,396			2,499			2,421			2,425			2,746
Other non-earning assets	17,343			21,647			22,756			23,046			23,392

	$143,563			$148,074			$143,241			$142,561			$141,875

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,804	$1	0.12%	$3,691	$1	0.12%	$3,774	$1	0.11%	$3,810	$1	0.11%	$3,699	$1	0.14%
Interest-bearing transaction accounts	14,909	10	0.27%	14,393	20	0.55%	14,831	28	0.77%	15,397	32	0.84%	15,620	46	1.20%
Money market accounts	21,204	67	1.28%	20,565	93	1.79%	20,394	81	1.59%	21,427	83	1.56%	22,015	116	2.12%
Time deposits	32,894	288	3.55%	31,849	293	3.65%	30,168	273	3.60%	29,933	292	3.93%	29,574	316	4.30%
Other	530	—	0.07%	1,262	1	0.42%	1,733	8	1.71%	2,523	14	2.20%	2,792	24	3.41%

Total interest-bearing deposits	73,341	366	2.02%	71,760	408	2.26%	70,900	391	2.20%	73,090	422	2.32%	73,700	503	2.75%
Federal funds purchased and securities sold under agreements to repurchase	3,199	3	0.41%	4,458	12	1.08%	9,906	52	2.07%	7,683	39	2.06%	8,753	68	3.12%
Other short-term borrowings	9,023	17	0.73%	14,260	57	1.59%	8,014	50	2.49%	7,097	46	2.61%	5,390	45	3.37%
Long-term borrowings	18,958	184	3.95%	16,069	180	4.47%	13,364	154	4.58%	12,926	144	4.46%	11,654	149	5.14%

Total interest-bearing liabilities	104,521	$570	2.21%	106,547	$657	2.45%	102,184	$647	2.52%	100,796	$651	2.60%	99,497	$765	3.09%
Net interest spread			2.26%			2.60%			2.73%			2.97%			3.07%

Non-interest-bearing deposits	18,896			17,773			17,691			17,814			17,603
Other liabilities	3,436			3,344			3,652			4,169			4,931
Stockholders’ equity	16,710			20,410			19,714			19,782			19,844

	$143,563			$148,074			$143,241			$142,561			$141,875

Net interest income/margin FTE basis		$817	2.64%		$933	2.96%		$931	3.10%		$990	3.36%		$1,026	3.53%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation
(2)	3Q08 loan income includes a $43.1 million reduction for the impact of a leveraged lease tax settlement. The yield on loans adjusted to exclude the settlement would be 5.52% in 3Q08.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios

As of and for Quarter Ended
3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Return on average assets*	0.07%	NM	0.22%	0.58%	0.95%

Return on average common equity*	0.77%	NM	1.60%	4.20%	6.82%

Return on average tangible common equity*	1.43%	NM	4.20%	10.98%	17.84%

Common equity per share	$19.43	$19.53	$28.48	$28.37	$28.82

Tangible common book value per share	$10.57	$10.59	$10.84	$10.77	$11.18

Stockholders’ equity to total assets	11.84%	11.50%	13.66%	13.65%	13.88%

Tangible common stockholders’ equity to tangible assets	5.41%	5.23%	5.69%	5.67%	5.90%

Tangible common stockholders’ equity to tangible assets (excluding other comprehensive income)	5.41%	5.24%	5.64%	5.64%	5.64%

Tangible common stockholders’ equity to risk-weighted assets	6.48%	6.30%	6.40%	6.31%	6.65%

Tier 1 Capital (1)	10.37%	10.38%	7.47%	7.48%	7.30%

Total Risk-Based Capital (1)	14.53%	14.64%	11.70%	11.77%	11.07%

Allowance for credit losses as a percentage of loans, net of unearned income (2)	2.02%	1.95%	1.57%	1.56%	1.49%

Allowance for loan losses as a percentage of loans, net of unearned income	1.94%	1.87%	1.49%	1.50%	1.43%

Allowance for credit losses to non-performing loans	1.18	x	1.81	x	1.07	x	1.09	x	1.40	x

Allowance for loan losses to non-performing loans	1.13	x	1.74	x	1.02	x	1.04	x	1.34	x

Net interest margin (FTE) (3)	2.64%	2.96%	3.10%	3.36%	3.53%

Loans, net of unearned income, to total deposits	102.30%	107.17%	110.64%	109.30%	108.07%

Net charge-offs as a percentage of average loans*	1.64%	3.19%	1.68%	0.86%	0.53%

Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	2.43%	1.76%	1.79%	1.65%	1.25%

Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate (4)	2.02%	1.33%	1.66%	1.65%	1.25%

Non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	3.24%	2.33%	2.25%	2.09%	1.73%

Non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate (4)	2.83%	1.89%	2.12%	2.08%	1.73%

*	Annualized
(1)	Current quarter Tier 1 and Total Risk-based Capital ratios are estimated
(2)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit
(3)	3Q08 lower by 14 bps resulting from the impact of a leveraged lease tax settlement in the quarter
(4)	Excludes loans held for sale

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Loans (1)

Loan Portfolio—Period End Data

($ amounts in millions)	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	3/31/09 vs. 12/31/08		3/31/09 vs. 3/31/08
Commercial and industrial	$22,585	$23,596	$23,511	$23,242	$21,722	$(1,011)	-4.3%	$863	4.0%
Commercial real estate—non-owner-occupied	15,969	14,486	14,151	13,643	13,527	1,483	10.2%	2,442	18.1%
Commercial real estate—owner-occupied	11,926	11,722	11,569	11,277	11,167	204	1.7%	759	6.8%
Construction—non-owner-occupied	7,611	9,029	9,810	9,478	9,399	(1,418)	-15.7%	(1,788)	-19.0%
Construction—owner-occupied	1,328	1,605	1,810	2,523	2,563	(277)	-17.3%	(1,235)	-48.2%
Residential first mortgage	15,678	15,839	16,191	16,464	16,763	(161)	-1.0%	(1,085)	-6.5%
Home equity	16,023	16,130	15,849	15,447	15,035	(107)	-0.7%	988	6.6%
Indirect	3,464	3,854	4,211	4,145	3,962	(390)	-10.1%	(498)	-12.6%
Other consumer	1,102	1,158	1,610	2,048	2,247	(56)	-4.8%	(1,145)	-51.0%

	$95,686	$97,419	$98,712	$98,267	$96,385	$(1,733)	-1.8%	$(699)	-0.7%

Loan Portfolio—Average Balances

($ amounts in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09 vs. 4Q08		1Q09 vs. 1Q08
Commercial and industrial	$23,095	$24,122	$22,916	$22,403	$21,169	$(1,027)	-4.3%	$1,926	9.1%
Commercial real estate—non-owner-occupied	15,215	14,313	13,836	13,521	13,053	902	6.3%	2,162	16.6%
Commercial real estate—owner-occupied	11,773	11,574	11,371	11,220	10,985	199	1.7%	788	7.2%
Construction—non-owner-occupied	8,420	9,802	9,837	9,476	9,682	(1,382)	-14.1%	(1,262)	-13.0%
Construction—owner-occupied	1,524	1,782	2,205	2,675	2,725	(258)	-14.5%	(1,201)	-44.1%
Residential first mortgage	15,708	16,005	16,304	16,578	16,810	(297)	-1.9%	(1,102)	-6.6%
Home equity	16,115	16,036	15,659	15,253	14,998	79	0.5%	1,117	7.4%
Indirect	3,660	4,043	4,214	4,039	3,955	(383)	-9.5%	(295)	-7.5%
Other consumer	1,138	1,457	1,991	2,029	2,342	(319)	-21.9%	(1,204)	-51.4%

	$96,648	$99,134	$98,333	$97,194	$95,719	$(2,486)	-2.5%	$929	1.0%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Deposits (1)

Deposit Portfolio—Period End Data

($ amounts in millions)	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	3/31/09 vs. 12/31/08		3/31/09 vs. 3/31/08
Customer Deposits
Interest-free deposits	$19,988	$18,457	$18,045	$18,334	$18,182	$1,531	8.3%	$1,806	9.9%
Interest-bearing checking	14,800	15,022	14,616	15,381	15,604	(222)	-1.5%	(804)	-5.2%
Savings	3,970	3,663	3,709	3,819	3,793	307	8.4%	177	4.7%
Money market—domestic	19,969	19,471	17,098	17,993	18,649	498	2.6%	1,320	7.1%
Money market—foreign	1,357	1,812	2,454	3,122	3,090	(455)	-25.1%	(1,733)	-56.1%

Low-cost deposits	60,084	58,425	55,922	58,649	59,318	1,659	2.8%	766	1.3%
Time deposits	33,379	32,369	29,288	27,376	26,910	1,010	3.1%	6,469	24.0%

Total customer deposits	93,463	90,794	85,210	86,025	86,228	2,669	2.9%	7,235	8.4%

Corporate Treasury Deposits
Time deposits	73	110	1,123	3,086	2,553	(37)	-33.5%	(2,480)	-97.1%
Other	—	—	2,888	793	406	—	NM	(406)	-100.0%

Total corporate treasury deposits	73	110	4,011	3,879	2,959	(37)	-33.5%	(2,886)	-97.5%

Total Deposits	$93,536	$90,904	$89,221	$89,904	$89,187	$2,632	2.9%	$4,349	4.9%

Deposit Portfolio—Average Balances

($ amounts in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09 vs. 4Q08		1Q09 vs. 1Q08
Customer Deposits
Interest-free deposits	$18,896	$17,773	$17,691	$17,814	$17,603	$1,123	6.3%	$1,293	7.3%
Interest-bearing checking	14,909	14,393	14,831	15,397	15,620	516	3.6%	(711)	-4.6%
Savings	3,804	3,691	3,774	3,810	3,699	113	3.1%	105	2.8%
Money market—domestic	19,670	18,432	17,534	18,315	18,802	1,238	6.7%	868	4.6%
Money market—foreign	1,534	2,133	2,860	3,112	3,213	(599)	-28.1%	(1,679)	-52.3%

Low-cost deposits	58,813	56,422	56,690	58,448	58,937	2,391	4.2%	(124)	-0.2%
Time deposits	32,814	31,442	27,770	27,248	26,718	1,372	4.4%	6,096	22.8%

Total customer deposits	91,627	87,864	84,460	85,696	85,655	3,763	4.3%	5,972	7.0%

Corporate Treasury Deposits
Time deposits	80	407	2,398	2,685	2,856	(327)	-80.3%	(2,776)	-97.2%
Other	530	1,262	1,733	2,523	2,792	(732)	-58.0%	(2,262)	-81.0%

Total corporate treasury deposits	610	1,669	4,131	5,208	5,648	(1,059)	-63.5%	(5,038)	-89.2%

Total Deposits	$92,237	$89,533	$88,591	$90,904	$91,303	$2,704	3.0%	$934	1.0%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Operating Revenue from Continuing Operations (1)

Revenue

($ amounts in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09 vs. 4Q08		1Q09 vs. 1Q08
Net Interest Income (TE basis)	$817	$933	$931	$990	$1,026	$(116)	-12.4%	$(209)	-20.4%
Non-Interest Income (excl. sec. gains/losses and SILO termination gains)	690	702	719	743	817	(12)	-1.7%	(127)	-15.5%

Total Revenue (excl. sec. gains/losses and SILO termination gains, TE basis)	$1,507	$1,635	$1,650	$1,733	$1,843	$(128)	-7.8%	$(336)	-18.2%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

•	Net interest margin of 2.64% in 1Q09 compared to 2.96% in 4Q08

•

Decline in the net interest income is being driven by Regions’ asset sensitive balance sheet positioning, normalization of prime/LIBOR spreads versus 4Q08, additional TLGP debt costs, lower loan balances, and growth in lower spread deposit categories, offset by better loan spreads

•	Net interest margin in 3Q08 was negatively impacted by 14 bps due to a leveraged lease tax settlement.

Therefore comparable linked quarter margin declined 28 bps.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)

Non-Interest Income and Expense

Non-Interest Income

($ amounts in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09 vs. 4Q08		1Q09 vs. 1Q08
Service charges on deposit accounts	$269	$288	$294	$294	$272	$(19)	-6.8%	$(3)	-1.1%
Brokerage, investment banking and capital markets	217	241	241	272	273	(24)	-9.7%	(56)	-20.5%
Mortgage income	73	34	33	25	46	39	114.0%	27	60.0%
Trust department income	46	52	66	59	57	(6)	-11.2%	(11)	-19.6%
Securities gains, net	53	—	—	1	91	53	NM	(38)	-42.3%
Insurance income	28	26	26	27	31	2	8.0%	(3)	-8.0%
SILO termination gains	323	—	—	—	—	323	NM	323	NM
Other	57	61	59	66	138	(4)	-7.1%	(81)	-59.0%

Total non-interest income	$1,066	$702	$719	$744	$908	$364	51.9%	$158	17.4%

Non-Interest Expense (2)
($ amounts in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09 vs. 4Q08		1Q09 vs. 1Q08
Salaries and employee benefits	$539	$562	$527	$552	$581	$(23)	-4.0%	$(42)	-7.2%
Net occupancy expense	107	114	110	109	105	(7)	-5.6%	2	2.1%
Furniture and equipment expense	76	79	88	82	80	(3)	-4.1%	(4)	-6.3%
Impairment (recapture) of MSR’s	—	99	11	(67)	42	(99)	NM	(42)	NM
Loss on early extinguishment of debt	—	—	—	—	66	—	NM	(66)	NM
Professional fees	53	74	52	49	32	(21)	-28.8%	21	63.1%
Marketing expense	17	21	23	19	21	(4)	-20.4%	(4)	-18.1%
Amortization of core deposit intangible	31	32	33	34	35	(1)	-3.0%	(4)	-11.2%
Amortization of MSR’s	—	16	13	22	24	(16)	NM	(24)	NM
Other real estate owned expense	26	32	44	20	7	(6)	-20.9%	19	NM
Other	209	244	202	221	181	(35)	-14.1%	28	15.9%

Total non-interest expense, excluding merger and goodwill impairment charges	1,058	1,273	1,103	1,041	1,174	(215)	-16.9%	(116)	-9.7%
Merger-related charges	—	—	25	100	76	—	NM	(76)	NM
Goodwill impairment charge	—	6,000	—	—	—	(6,000)	NM	—	NM

Total non-interest expense	$1,058	$7,273	$1,128	$1,141	$1,250	$(6,215)	-85.5%	$(192)	-15.4%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation
(2)	Individual expense categories are presented excluding merger-related charges and goodwill impairment, which are presented in separate line items in the above table

•	Service charges decreased $19 million linked quarter, largely reflecting lower customer transaction volumes, spending levels and seasonality

•	1Q09 brokerage revenues were negatively impacted by the weak economy, resulting in a $24 million decrease linked quarter

•	Mortgage income doubled on a linked quarter basis, primarily due to customers taking advantage of low mortgage rates, as the Company experienced record mortgage originations in 1Q09

•

On January 1, 2009, Regions began accounting for mortgage servicing rights at fair market value with any changes to fair value being recorded within mortgage income. Regions also entered into derivative transactions to mitigate the impact of market value fluctuations. Therefore, beginning in 1Q09 there will be no expense for MSR impairment or amortization of MSRs.

•

1Q09 securities gains reflect sale of approximately $656 million of U.S. Treasury securities with the proceeds reinvested in U.S. government agency mortgage-backed securities classified as held for sale, as part of Regions’ asset/liability management strategy

•

SILO termination gains reflect revenue recorded in 1Q09 as a result of Regions unwinding SILO transactions. The $323 million in non-interest income was offset by $315 million in increased tax expense resulting in a minimal benefit to net income.

•	1Q08 other non-interest income reflects a $63 million gain on the redemption of Visa shares

•	Salaries and benefits declined $23 million linked quarter, or 4%, reflecting lower commissions and incentives offsetting the annual seasonal rise in FICA and benefits expense

•

Decline in 1Q09 other non-interest expense is primarily due to a $14 million improvement in gains/losses on loans held for sale, $12 million reduction in contributions expense and $17 million in lower securities-related valuation adjustments

•	Other non-interest expense reflects losses on Morgan Keegan Mutual Funds totaling $2 million, $3 million, $9 million, $13 million and $25 million for 1Q09, 4Q08, 3Q08, 2Q08 and 1Q08, respectively

•

1Q08 includes $28 million Visa litigation expense reduction related to Visa’s IPO. Also included in other non-interest expense during both 1Q09 and 1Q08 is an $11 million annual subsidiary dividend payment.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Morgan Keegan

Morgan Keegan

Summary Income Statement (excluding merger-related charges)

($ amounts in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09 vs. 4Q08		1Q09 vs. 1Q08
Revenues:
Commissions	$49	$56	$61	$64	$68	$(7)	-12.5%	$(19)	-27.9%
Principal transactions	94	98	46	53	70	(4)	-4.1%	24	34.3%
Investment banking	34	43	41	71	55	(9)	-20.9%	(21)	-38.2%
Interest	21	17	22	27	29	4	23.5%	(8)	-27.6%
Trust fees and services	41	54	66	57	54	(13)	-24.1%	(13)	-24.1%
Investment advisory	29	50	49	55	53	(21)	-42.0%	(24)	-45.3%
Other	7	10	8	13	10	(3)	-30.1%	(3)	-30.0%

Total revenues	275	328	293	340	339	(53)	-16.2%	(64)	-18.9%

Expenses:
Interest expense	6	8	11	12	15	(2)	-25.0%	(9)	-60.0%
Non-interest expense	248	277	233	267	275	(29)	-10.5%	(27)	-9.8%

Total expenses	254	285	244	279	290	(31)	-10.9%	(36)	-12.4%

Income before income taxes	21	44	49	61	49	(23)	-51.8%	(28)	-57.2%
Income taxes	8	15	18	23	18	(7)	-46.7%	(10)	-55.6%

Net income[1]	$13	$29	$31	$38	$31	$(16)	-54.5%	$(18)	-58.1%

[1]	2Q08 and 1Q08 net income do not include merger-related charges of $0.5 million and $17.2 million pre-tax, or $0.3 million and $11.0 million after-tax, respectively.

Breakout of Revenue by Division

($ amounts in millions)	Private Client	Fixed- Income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended

March 31, 2009:
$ amount of revenue	$74	$105	$12	$48	$31	$4
% of gross revenue	26.9%	38.4%	4.5%	17.4%	11.4%	1.4%

Three months ended
December 31, 2008:
$ amount of revenue	$81	$110	$23	$54	$46	$14
% of gross revenue	24.7%	33.4%	7.0%	16.4%	14.0%	4.5%

Three months ended
March 31, 2008:
$ amount of revenue	$89	$89	$47	$54	$42	$18
% of gross revenue	26.2%	26.4%	13.9%	15.9%	12.3%	5.3%

•	Fixed Income Capital markets results again strong. Fixed Income division moved up to eighth place in a national ranking of municipal bond underwriters.

•	Recent acquisitions Revolution Partners and Burke Capital expect to contribute in 2009 with market improvement

•	Private Client and Equity Capital Markets results reflective of slowed market activity

•	Trust and Asset Management divisions impacted by lower asset valuations caused by general market conditions

•	Hired 60 financial advisors and added over $1 billion of net new customer assets

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Credit Quality (1)

Credit Quality

	As of and for Quarter Ended
($ in millions)	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Allowance for credit losses (ACL)	$1,935	$1,900	$1,546	$1,536	$1,432
Provision for loan losses	$425	$1,150	$417	$309	$181
Provision for unfunded credit losses	$—	$(1)	$9	$9	$(2)

Net loans charged-off:*
Commercial and industrial	$58	$73	$51	$26	$50
Commercial real estate—non-owner-occupied	87	245	50	23	6
Commercial real estate—owner-occupied	12	32	9	9	5
Construction—non-owner-occupied	66	301	194	46	13
Construction—owner-occupied	4	4	5	—	—
Residential first mortgage	39	41	18	12	10
Home equity	95	69	63	73	21
Indirect	16	15	10	8	8
Other consumer	13	16	16	12	13

Total	$390	$796	$416	$209	$126

Net loan charge-offs as a % of average loans, annualized *
Commercial and industrial	1.02%	1.20%	0.89%	0.47%	0.94%
Commercial real estate—non-owner-occupied	2.30%	6.80%	1.45%	0.68%	0.18%
Commercial real estate—owner-occupied	0.42%	1.10%	0.31%	0.32%	0.19%
Construction—non-owner-occupied	3.18%	12.20%	7.83%	1.95%	0.55%
Construction—owner-occupied	1.06%	0.89%	0.90%	0.00%	0.00%
Residential first mortgage	1.02%	1.05%	0.45%	0.28%	0.23%
Home equity	2.38%	1.72%	1.59%	1.94%	0.57%
Indirect	1.74%	1.43%	0.96%	0.80%	0.85%
Other consumer	4.70%	4.38%	3.21%	2.33%	2.25%

Total	1.64%	3.19%	1.68%	0.86%	0.53%

Non-accrual loans	$1,641	$1,052	$1,441	$1,410	$1,024
Foreclosed properties	294	243	201	211	180

Non-performing assets, excluding loans held for sale	$1,935	$1,295	$1,642	$1,621	$1,204
Non-performing assets held for sale	393	423	129	8	—

Non-performing assets (NPAs)	$2,328	$1,718	$1,771	$1,629	$1,204

Loans past due > 90 days*	$782	$554	$457	$432	$467

Restructured loans not included in categories above	$737	$455	$139	$102	$—

Credit Ratios:
ACL/Loans, net	2.02%	1.95%	1.57%	1.56%	1.49%
ALL/Loans, net	1.94%	1.87%	1.49%	1.50%	1.43%
NPAs (ex. 90+ past due)/Loans and foreclosed properties	2.43%	1.76%	1.79%	1.65%	1.25%
NPAs (ex. 90+ past due)/Loans and foreclosed properties -excludes loans held for sale	2.02%	1.33%	1.66%	1.65%	1.25%
NPAs (inc. 90+ past due)/Loans and foreclosed properties	3.24%	2.33%	2.25%	2.09%	1.73%
NPAs (inc. 90+ past due)/Loans and foreclosed properties—excludes loans held for sale	2.83%	1.89%	2.12%	2.08%	1.73%

*	See page 13 for loan portfolio (risk view) breakout

Allowance for Credit Losses

($ amounts in millions)	Three Months Ended March 31
	2009	2008
Balance at beginning of year	$1,900	$1,379
Net loans charged-off	(390)	(126)
Provision for loan losses	425	181
Provision for unfunded credit commitments	—	(2)

Balance at end of period	$1,935	$1,432

Components:
Allowance for loan losses	$1,861	$1,376
Reserve for unfunded credit commitments	74	56

Allowance for credit losses	$1,935	$1,432

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Loan Portfolio—Risk View

Total Loan Portfolio

	Ending Balance					% of Total Loans
($ in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09	4Q08	3Q08	2Q08	1Q08
Commercial
Commercial and Industrial/Leases	$18,853	$19,581	$19,221	$18,953	$17,463	20%	20%	19%	19%	18%
Commercial Real Estate—Owner-Occupied Mortgages	5,147	4,780	4,646	4,612	4,691	5%	5%	5%	5%	5%

Total Commercial	24,000	24,361	23,867	23,565	22,154	25%	25%	24%	24%	23%

Commercial Real Estate (1)
CRE—Non-Owner-Occupied Mortgages	12,425	10,732	10,306	9,780	9,607	13%	11%	11%	9%	10%

Non-Owner Occupied Construction	7,316	8,624	9,325	8,887	n/a	8%	9%	10%	10%	n/a
Owner Occupied Construction	1,023	1,235	1,353	1,971	n/a	1%	1%	1%	2%	n/a

Construction	8,339	9,859	10,678	10,859	10,587	9%	10%	11%	11%	11%

Total Commercial Real Estate	20,765	20,591	20,984	20,639	20,194	22%	21%	22%	21%	20%

Business and Community Banking (1)
Commercial and Industrial	3,732	4,015	4,290	4,289	n/a	4%	4%	4%	4%	n/a
Commercial Real Estate—Owner-Occupied Mortgages	6,779	6,942	6,923	6,665	n/a	7%	7%	7%	7%	n/a
CRE—Non-Owner-Occupied Mortgages	3,543	3,754	3,845	3,863	n/a	4%	4%	4%	4%	n/a

Non-Owner Occupied Construction	295	405	485	591	n/a	0%	0%	0%	0%	n/a
Owner Occupied Construction	305	370	457	552	n/a	0%	0%	0%	0%	n/a

Construction	600	775	942	1,143	n/a	1%	1%	1%	1%	n/a

Total Business and Community Banking	14,654	15,486	16,000	15,960	16,030	15%	16%	16%	16%	17%

Residential First Mortgage
Alt-A	2,451	2,549	2,615	2,660	2,743	2%	2%	2%	3%	3%
Residential First Mortgage	13,227	13,290	13,576	13,804	14,020	14%	14%	14%	14%	14%

Total Residential First Mortgage	15,678	15,839	16,191	16,464	16,763	16%	16%	16%	17%	17%

Consumer
Home Equity Lending	16,023	16,130	15,849	15,447	15,035	17%	17%	16%	16%	16%
Indirect Lending	3,464	3,854	4,211	4,145	3,962	4%	4%	4%	4%	4%
Direct Lending	783	826	873	928	974	1%	1%	1%	1%	1%
Other Consumer	319	332	737	1,120	1,273	0%	0%	1%	1%	1%

Total Other Consumer	20,590	21,142	21,670	21,640	21,244	22%	22%	22%	22%	22%

Total Loans	$95,686	$97,419	$98,712	$98,267	$96,385	100%	100%	100%	100%	100%

(1)	Breakout for certain prior periods is not available

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Loan Portfolio—Risk View

Net Charge-offs

	Net Charge-offs (2)					% of Loans* (2)
($ in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09	4Q08	3Q08	2Q08	1Q08
Commercial
Commercial and Industrial/Leases	$27	$43	$28	$7	$28	0.57%	0.86%	0.61%	0.16%	0.67%
Commercial Real Estate—Owner-Occupied Mortgages	10	26	8	8	4	0.86%	2.21%	0.72%	0.70%	0.40%

Total Commercial	37	69	36	15	32	0.63%	1.11%	0.63%	0.27%	0.61%

Commercial Real Estate (1)
CRE—Non-Owner-Occupied Mortgages	83	241	49	22	5	2.91%	9.14%	2.11%	0.99%	0.24%

Non-Owner Occupied Construction	66	300	189	45	13	3.30%	12.77%	7.52%	n/a	n/a
Owner Occupied Construction	3	4	5	—	—	1.08%	1.08%	1.06%	n/a	n/a

Construction	69	304	194	45	13	3.02%	11.30%	6.50%	1.55%	0.44%

Total Commercial Real Estate	152	545	243	67	18	2.96%	10.23%	4.58%	1.31%	0.35%

Business and Community Banking (1)
Commercial and Industrial	31	30	23	19	n/a	3.23%	2.84%	2.12%	1.78%	n/a
Commercial Real Estate—Owner-Occupied Mortgages	2	6	1	1	n/a	0.11%	0.36%	0.06%	0.07%	n/a
CRE—Non-Owner-Occupied Mortgages	4	4	1	1	n/a	0.39%	0.35%	0.15%	0.06%	n/a

Non-Owner Occupied Construction	—	1	5	1	n/a	0.45%	0.67%	2.76%	n/a	n/a
Owner Occupied Construction	1	—	—	—	n/a	0.99%	0.34%	0.10%	n/a	n/a

Construction	1	1	5	1	n/a	0.72%	0.51%	1.38%	0.30%	n/a

Total Business and Community Banking	38	41	30	22	24	1.01%	1.02%	0.75%	0.55%	0.59%

Residential First Mortgage
Alt-A	13	6	4	3	2	2.20%	1.03%	0.60%	0.45%	0.31%
Residential First Mortgage	26	35	14	9	8	0.80%	1.05%	0.42%	0.25%	0.21%

Total Residential First Mortgage	39	41	18	12	10	1.02%	1.05%	0.45%	0.28%	0.23%

Consumer
Home Equity Lending	95	69	63	73	21	2.38%	1.72%	1.59%	1.94%	0.57%
Indirect Lending	16	15	10	8	8	1.74%	1.43%	0.96%	0.80%	0.85%
Direct Lending	2	3	3	3	2	1.14%	1.61%	1.33%	1.11%	0.94%
Other Consumer	11	13	13	9	11	13.43%	8.24%	4.76%	3.41%	3.74%

Total Other Consumer	124	100	89	93	42	2.40%	1.85%	1.62%	1.76%	0.81%

Total Loans	$390	$796	$416	$209	$126	1.64%	3.19%	1.68%	0.86%	0.53%

*	Percentage of related loan category outstandings
(1)	Breakout for certain prior periods is not available
(2)	Information prior to 4Q08 does not reflect reclassifications between various Commercial Real Estate and Business and Community Banking categories

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Loan Portfolio—Risk View

90+ Days Past Due Loans

	90+ Past Due (2)					% of Loans* (2)
($ in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09	4Q08	3Q08	2Q08	1Q08
Commercial
Commercial and Industrial/Leases	$28	$2	$2	$4	$28	0.15%	0.01%	0.01%	0.02%	0.16%
Commercial Real Estate—Owner-Occupied	8	7	—	2	2	0.16%	0.15%	0.00%	0.04%	0.04%

Total Commercial	36	9	2	6	30	0.15%	0.04%	0.01%	0.03%	0.14%

Commercial Real Estate (1)
CRE—Non-Owner-Occupied Mortgages	62	7	8	4	18	0.50%	0.07%	0.08%	0.04%	0.19%

Non-Owner Occupied Construction	29	11	—	15	n/a	0.40%	0.13%	0.00%	0.17%	n/a
Owner Occupied Construction	3	2	4	2	n/a	0.29%	0.16%	0.30%	0.10%	n/a

Construction	32	13	4	17	11	0.38%	0.13%	0.04%	0.16%	0.10%

Total Commercial Real Estate	94	20	12	21	29	0.45%	0.10%	0.06%	0.10%	0.14%

Business and Community Banking (1)
Commercial and Industrial	14	12	8	7	n/a	0.38%	0.30%	0.19%	0.16%	n/a
Commercial Real Estate—Owner-Occupied Mortgages	15	6	5	6	n/a	0.22%	0.09%	0.07%	0.09%	n/a
CRE—Non-Owner-Occupied Mortgages	6	5	3	5	n/a	0.18%	0.13%	0.08%	0.13%	n/a

Non-Owner Occupied Construction	0	1	1	—	n/a	0.13%	0.25%	0.21%	0.00%	n/a
Owner Occupied Construction	1	—	3	—	n/a	0.21%	0.00%	0.66%	0.00%	n/a

Construction	1	1	4	—	n/a	0.17%	0.13%	0.42%	0.00%	n/a

Total Business and Community Banking	36	24	20	18	20	0.25%	0.15%	0.13%	0.11%	0.12%

Residential First Mortgage
Alt-A	129	109	96	79	67	5.26%	4.28%	3.67%	2.97%	2.44%
Residential First Mortgage	230	163	144	131	119	1.74%	1.23%	1.06%	0.95%	0.85%

Total Residential First Mortgage	359	272	240	210	186	2.29%	1.72%	1.48%	1.28%	1.11%

Consumer
Home Equity Lending	244	214	173	167	193	1.52%	1.33%	1.09%	1.08%	1.28%
Indirect Lending	6	8	4	5	4	0.16%	0.21%	0.09%	0.12%	0.10%
Direct Lending	3	3	3	2	3	0.38%	0.36%	0.34%	0.22%	0.31%
Other Consumer	4	4	3	3	2	1.13%	1.20%	0.41%	0.27%	0.16%

Total Other Consumer	257	229	183	177	202	1.25%	1.08%	0.84%	0.82%	0.95%

Total Loans	$782	$554	$457	$432	$467	0.82%	0.57%	0.46%	0.44%	0.48%

*	Percentage of related loan category outstandings
(1)	Breakout for certain prior periods is not available
(2)	Information prior to 4Q08 does not reflect reclassifications between various Commercial Real Estate and Business and Community Banking categories

FINANCIAL SUPPLEMENT TO

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Loan Portfolio—Risk View

Non-accrual Loans

	Non-accrual loans (excludes held for sale) (2)					% of Loans* (2)
($ in millions)	1Q09	4Q08	3Q08	2Q08	1Q08	1Q09	4Q08	3Q08	2Q08	1Q08
Commercial
Commercial and Industrial/Leases	$187	$118	$162	$133	$89	0.99%	0.60%	0.84%	0.70%	0.51%
Commercial Real Estate—Owner-Occupied	190	131	149	138	111	3.69%	2.74%	3.21%	2.99%	2.37%

Total Commercial	377	249	311	271	200	1.57%	1.02%	1.30%	1.15%	0.90%

Commercial Real Estate (1)
CRE—Non-Owner-Occupied Mortgages	437	261	353	275	208	3.52%	2.43%	3.43%	2.81%	2.17%
Non-Owner Occupied Construction	493	269	518	640	n/a	6.73%	3.12%	5.55%	7.20%	n/a
Owner Occupied Construction	29	23	27	29	n/a	2.81%	1.86%	2.00%	1.47%	n/a

Construction	522	292	546	669	447	6.25%	2.96%	5.11%	6.16%	4.22%

Total Commercial Real Estate	959	553	899	944	655	4.62%	2.69%	4.28%	4.57%	3.24%

Business and Community Banking (1)
Commercial and Industrial	73	57	53	49	n/a	1.95%	1.42%	1.24%	1.14%	n/a
Commercial Real Estate—Owner-Occupied Mortgages	81	66	48	38	n/a	1.20%	0.95%	0.69%	0.57%	n/a
CRE—Non-Owner-Occupied Mortgages	38	31	25	18	n/a	1.06%	0.83%	0.65%	0.47%	n/a
Non-Owner Occupied Construction	5	4	4	3	n/a	1.65%	0.99%	0.82%	0.51%	n/a
Owner Occupied Construction	2	2	5	4	n/a	0.54%	0.54%	1.09%	0.72%	n/a

Construction	7	6	9	7	n/a	1.09%	0.77%	0.96%	0.61%	n/a

Total Business and Community Banking	199	160	135	112	101	1.36%	1.03%	0.84%	0.70%	0.63%

Residential First Mortgage
Alt-A	39	31	24	20	14	1.59%	1.22%	0.92%	0.75%	0.51%
Residential First Mortgage	63	55	70	50	42	0.48%	0.41%	0.52%	0.36%	0.30%

Total Residential First Mortgage	102	86	94	70	56	0.65%	0.54%	0.58%	0.43%	0.33%

Consumer
Home Equity Lending	4	4	2	13	12	0.03%	0.02%	0.01%	0.08%	0.08%
Indirect Lending	—	—	—	—	—	0.00%	0.00%	0.00%	0.00%	0.00%
Direct Lending	—	—	—	—	—	0.00%	0.00%	0.00%	0.00%	0.00%
Other Consumer	—	—	—	—	—	0.00%	0.00%	0.00%	0.00%	0.00%

Total Other Consumer	4	4	2	13	12	0.02%	0.02%	0.01%	0.06%	0.06%

Total Loans	$1,641	$1,052	$1,441	$1,410	$1,024	1.71%	1.08%	1.46%	1.43%	1.06%

*	Percentage of related loan category outstandings
(1)	Breakout for certain prior periods is not available
(2)	Information prior to 4Q08 does not reflect reclassifications between various Commercial Real Estate and Business and Community Banking categories

FINANCIAL SUPPLEMENT TO

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•	Portfolio well-diversified by product type

•

Includes $3.8 billion in Business and Community Banking Non-Owner Occupied Commercial Real Estate Loans which have different risk characteristics. They are underwritten not on a project basis but on the strength of the individual.

•	Proactively reducing certain concentrations

•	Land balances down $2.6 billion (41%) since December 2006

•	Condominium balances down $1.4 billion (62%) since December 2006

FINANCIAL SUPPLEMENT TO

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Residential Homebuilder Portfolio—$4.1 billion (as of 3/31/09) (1)

Product Breakout

($ in millions - except for average note size)

	Lots		Residential Presold		Residential Spec		Land		National Homebuilders/Other		Total Portfolio
	$	%*	$	%*	$	%*	$	%*	$	%*	$	%*
Ending Outstandings	964		280		1,210		1,425		269		4,148
Current Quarter Charge-offs	16	6.55%	1	1.34%	11	3.67%	28	7.61%	—	0.05%	56	5.32%
90+ Past Due	5	0.56%	3	1.05%	3	0.28%	1	0.10%	17	6.31%	29	0.72%
Non-Accruing Loans	108	11.18%	30	10.87%	190	15.68%	184	12.89%	45	16.69%	557	13.42%
Average Note Size (in thousands):
Total Portfolio	247	—	337	—	275	—	731	—	1,148	—	366	—
Central	227	—	175	—	201	—	742	—	434	—	293	—
Florida	505	—	1,226	—	673	—	1,754	—	509	—	909	—

*	Percentage of related product outstandings; charge-offs shown as annualized, and calculated on an average outstandings balance

•	Average note size of the homebuilder portfolio is $366,000

•	Non-accruing loans represent 13.4 percent of the total homebuilder portfolio with the highest concentrations in the Florida and Central (mainly Atlanta) regions

•

$4.1 billion residential homebuilder portfolio is a subset of the Commercial Real Estate portfolio (p. 16) with the majority of the residential homebuilder portfolio found in land and single family sectors

(1)	Excludes loans held for sale

FINANCIAL SUPPLEMENT TO

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Consumer Real Estate—$31.7 billion (as of 3/31/09)

	Outstandings*	Wgtd Avg. LTV	Wgtd Avg. FICO	Avg. Loan Size	% in 1st Lien
Home Equity Lending	$16,023	74%	737	$74,719	42%
Residential 1st Mortgage	13,227	66%	727	174,884	99%
Alt-A	2,451	70%	705	178,290	100%

Total Consumer RE Portfolio	$31,701	70%	731	$120,887	70%

*	$ in millions

FINANCIAL SUPPLEMENT TO

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Home Equity Lending Net Charge-off Analysis

		1Q09			4Q08			3Q08			2Q08			1Q08
($ in millions)		1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total
Florida	Net Charge-off %*	3.07%	5.99%	4.91%	1.71%	4.37%	3.40%	1.48%	4.28%	3.28%	1.37%	4.74%	3.55%	0.67%	1.07%	0.94%
	$ Losses	$16.4	$54.6	$71.0	$8.9	$39.9	$48.8	$7.2	$37.8	$45.0	$6.3	$40.2	$46.5	$2.8	$8.9	$11.7
	Balance	$2,169.9	$3,677.5	$5,847.4	$2,121.6	$3,662.9	$5,784.5	$1,994.6	$3,578.8	$5,573.4	$1,922.2	$3,448.0	$5,370.2	$1,713.2	$3,396.2	$5,109.4
	Original LTV	65.6%	76.4%	72.4%

All Other States	Net Charge-off %*	0.52%	1.27%	0.93%	0.52%	1.00%	0.79%	0.39%	0.93%	0.69%	0.60%	1.47%	1.08%	0.25%	0.48%	0.38%
	$ Losses	$5.9	$17.7	$23.6	$6.0	$14.4	$20.4	$4.4	$13.1	$17.5	$6.7	$20.2	$26.9	$2.7	$6.6	$9.3
	Balance	$4,569.4	$5,606.6	$10,176.0	$4,624.0	$5,721.7	$10,345.7	$4,584.2	$5,691.4	$10,275.6	$4,524.2	$5,552.2	$10,076.5	$4,348.5	$5,576.9	$9,925.4
	Original LTV	68.1%	80.0%	74.6%

Totals	Net Charge-off %*	1.34%	3.14%	2.38%	0.89%	2.31%	1.72%	0.72%	2.22%	1.59%	0.83%	2.72%	1.94%	0.37%	0.70%	0.57%
	$ Losses	$22.3	$72.3	$94.6	$14.9	$54.3	$69.2	$11.6	$50.9	$62.5	$13.0	$60.4	$73.4	$5.6	$15.5	$21.1
	Balance	$6,739.3	$9,284.1	$16,023.4	$6,745.6	$9,384.6	$16,130.2	$6,578.8	$9,270.2	$15,849.0	$6,446.4	$9,000.2	$15,446.7	$6,061.8	$8,973.1	$15,034.8
	Original LTV	67.3%	78.5%	73.7%

•	23% Florida second lien concentration driving results

•	Second lien, Florida net charge-offs represent 58% of 1Q09 net charge-offs but just 23% of outstanding balances

•	Net charge-offs in Florida approximately 5.3 times non-Florida net charge-off rate

•	Origination quality solid with an average FICO of 737 and an average LTV of 74%; Property value declines driving losses

Notes:	* Recoveries are pro-rated based on charge-off balances.
* Net Charge-off percentages are calculated on average balances.
* Balances shown on an ending basis. Net loss rates calculated using average balances
* Original LTVs shown for current period only; prior period LTVs not materially different

FINANCIAL SUPPLEMENT TO

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Additional Financial and Operational Data

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Associate headcount	30,613	30,784	30,673	31,564	32,143
Total branch outlets	1,904	1,900	1,940	1,936	1,938
ATMs	2,322	2,336	2,361	2,410	2,464
Morgan Keegan offices	328	332	360	378	397

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FIRST QUARTER 2009 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations, merger charges and goodwill impairment charges (non-GAAP). Merger and goodwill impairment charges are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes the exclusion of merger and goodwill impairment charges in expressing earnings and certain other financial measures, including “earnings per common share from continuing operations, excluding merger and goodwill impairment charges” and “return on average tangible common equity, excluding discontinued operations, merger and goodwill impairment charges”, provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider merger and goodwill impairment charges to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; calculation of performance-based annual incentive bonuses for certain executives; calculation of performance-based multi-year incentive bonuses for certain executives; monthly financial performance reporting, including segment reporting; monthly close-out “flash” reporting of consolidated results (management only); and presentations to investors of company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, Regions has policies in place to address expenses that qualify as merger and goodwill impairment charges and procedures in place to approve and segregate merger and goodwill impairement charges from other normal operating expenses to ensure that the Company’s operating results are properly reflected for period-to-period comparisons. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes merger and goodwill impairment charges does not represent the amount that effectively accrues directly to stockholders (i.e., merger and goodwill impairment charges are a reduction to earnings and stockholders’ equity).

		As of and for Quarter Ended
		03/31/09	12/31/08	09/30/08	06/30/08	03/31/08
($ amounts in millions, except per share data)
INCOME
Income (loss) from continuing operations (GAAP)		$77	$(6,218)	$90	$206	$337
Preferred stock expense (GAAP)		(51)	(26)	—	—	—

Income (loss) from continuing operations available to common shareholders (GAAP)		26	(6,244)	90	206	337

Loss from discontinued operations, net of tax (GAAP)		—	—	(11)	—	—

Net income (loss) available to common shareholders (GAAP)	A	$26	$(6,244)	$79	$206	$337

Income (loss) from continuing operations available to common shareholders (GAAP)		$26	$(6,244)	$90	$206	$337
Merger-related charges, pre-tax
Salaries and employee benefits		—	—	25	47	62
Net occupancy expense		—	—	—	2	2
Furniture and equipment expense		—	—	—	5	—
Other		—	—	—	46	12

Total merger-related charges, pre-tax		—	—	25	100	76
Merger-related charges, net of tax		—	—	16	62	47
Goodwill impairment		—	6,000	—	—	—

Income (loss) from continuing operations available to common shareholders, excluding merger and goodwill impairment charges (non-GAAP)	B	$26	$(244)	$106	$268	$384

Weighted-average diluted shares	C	694	693	696	696	696
Earnings (loss) per common share—diluted (GAAP)	A/C	$0.04	$(9.01)	$0.11	$0.30	$0.48

Earnings (loss) per common share from continuing operations, excluding merger and goodwill impairment charges- diluted (non-GAAP)	B/C	$0.04	$(0.35)	$0.15	$0.39	$0.55

RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Average equity (GAAP)		$16,710	$20,410	$19,714	$19,782	$19,844
Average intangible assets (GAAP)		6,168	11,086	12,195	12,221	12,255
Average preferred equity		3,311	1,690	—	—	—

Average tangible common equity	D	$7,231	$7,634	$7,519	$7,561	$7,589

Return on average tangible common equity (1)	A/D	1.43%	NM	4.20%	10.98%	17.84%

Return on average tangible common equity, ex. discontinued operations, merger and goodwill impairment charges (non-GAAP) (1)	B/D	1.43%	NM	5.59%	14.29%	20.33%

(1)	Income statement amounts have been annualized in calculation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2009 EARNINGS RELEASE

Forward-Looking Statements

This supplement may include forward-looking statements, which reflect Regions current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•

In October of 2008, Congress enacted, and President Bush signed into law, the Emergency Economic Stabilization Act of 2008, and on February 17, 2009 the American Recovery and Reinvestment Act of 2009 was signed into law. Additionally, the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, all of which may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to keep pace with technological changes.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.

•	The current stresses in the financial and real estate markets, including possible continued deterioration in property values.

•	The cost and other effects of material contingencies, including litigation contingencies.

•	The effects of increased competition from both banks and non-banks.

•	Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.

•	Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.

•	Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•

Possible other changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as droughts and hurricanes.

The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2008, as on file with the Securities and Exchange Commission.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551